SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

 FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 1, 2021

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Nevada	000-55711	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2110 5th Avenue Ronkonkoma, NY	11779
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-676-7230

1200 Veterans Highway Suite 310 Hauppauge, NY 11788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Section 8

Item 8.01	Other Events.

Effective March 2, 2021, the Offices of the Company have been relocated to:

2110 5th Avenue

Ronkonkoma, NY 11779

The phone number of the Company remains the same, that being 631-676-7230.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

/s/ Rob Gietl

Rob Gietl

Chief Executive Officer

Date: March 1, 2021

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